L E A S E

THIS Lease, dated October 8, 1996,

Between Vincent J. Russo Realty Company, (hereinafter referred to as the
"Landlord")
and
Ryan Beck & Co., Inc. (hereinafter referred to as the "Tenant"),

WITNESSETH: That the Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and takes from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows, situated in the Borough of Shrewsbury, County of Monmouth and State of New Jersey.

Premises:   4,774 square feet, located on the ground floor at
Lincoln Center,
746 Broad Street, Shrewsbury, New Jersey 07702.

Term: 	The term of this demise shall be for five (5) years,
beginning January
1, 1997* (*OR SUCH DATE 14 DAYS AFTER LANDLORD
GIVES
WRITTEN NOTICE THAT THE "BUILD-OUT WORK" TO
BE DONE BY
THE LANDLORD AS SET FORTH ON PAGE 2 HAS BEEN
COMPLETED.
TENANT SHALL NOT BE OBLIGATED TO PAY RENT
UNTIL THE
COMMENCEMENT OF SAID TERM AS PROVIDED
HEREIN), and ending
December 31, 2001. The Tenant shall have the option to renew the Lease for an additional five (5) years. The Tenant must notify the Landlord, in writing, of its intention to renew the Lease at least ninety (90) days prior to the end of the
Term herein. If the Tenant does not so notify the Landlord of its intention by this date and after thirty (30) days from the date of written notice by the
Landlord terminating the option, the Landlord shall have no obligation to accept the exercise of the option. The payment terms of the option shall be described below. The Tenant shall be given access to the premises forty-five
(45) days prior to the commencement date for purpose of installing wire, cables and the like.

Rent: 	The base rent will be S15.00 per square foot. The base
rent will be
fixed for the first two (2) years of the term. The rent will then be increased, commencing with the third (3rd) year of the Lease, and continuing through the fifth (5th) year of the initial Lease term, based upon the formula set forth in
Paragraphs 29 and 30 herein. If the Tenant shall exercise its option and renew the Lease, the sixth (6th) and seventh (7th) years of the Lease would be fixed at the rent charged in the fifth (5th) year of the Lease. Thereafter, the eighth
(8th), ninth (9th) and tenth (10th ) years' rent would be increased pursuant to the formula set forth in Paragraphs 29 and 30 herein.

The Landlord will provide a "build-out" allowance of $15.00 per square foot for
"build-out" prior to the commencement of the initial Lease, and $5.00 per square foot on or before the commencement of the sixth (6th) year of the Lease if the Tenant exercises its option to renew the Lease. All "build-out" work to be done is to be mutually agreed upon by the parties prior to commencement of same. All "build-out" work will be done by the Landlord. Furthermore, any allowances to be provided by the Landlord to the Tenant for design and/or fit-up items, shall be agreed to by the Landlord and Tenant.
Additionally, with respect to this "build-out" allowance
Landlord will "match"
any bid made for the work submitted by a bona fide third party builder/contractor retained by the Tenant for the purpose of providing a bid.
However, since the Landlord will match that bid, the Landlord will be the only contractor/builder to do the allowance work. The work contemplated by the ' build-out/fit-up" allowance is general, customary contracting work, such as the installation of lights, ceilings, HVAC, carpet, and the like. It will not include any specialized or ultra-custom wiring for computers, communications systems, or otherwise, which is requested and/or required by the Tenant.
If the parties
cannot agree on what should be part of the "build-out" allowance, or cannot agree that the bid submitted by the bona fide third party builder/contractor retained by the Tenant is correct, reasonable and/or consistent with this Lease, the parties shall agree on a neutral third party to resolve the dispute. If that third party must be utilized, the parties agree to equally bear the costs of same.
In such event, the commencement date of* (*THE LEASE
TERM SHALL BE
45 DAYS AFTER A DETERMINATION BY SAID
NEUTRAL 3RD PARTY
IS RENDERED OR FROM THE DATE OCCUPANCY IS
TAKEN BY THE
TENANT, WHICHEVER IS EARLIER. CONSEQUENTLY,
TENANT'S
OBLIGATIONS HEREUNDER, INCLUDING THE
PAYMENT OF RENT,
SHALL NOT COMMENCE UNTIL THE FIRST DAY OF
SAID ADJUSTED
LEASE TERM, OR UPON THE DATE OF OCCUPANCY,
WHICHEVER IS
EARLIER).

The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof.

Payment of Rent: 	At the office of Vincent J. Russo Realty
Company,
17 0 Avenue at the Common, Shrewsbury, New Jersey 07702, or as may be otherwise directed by the Landlord in writing, sent by certified mail.

Late Fee: 	The said rent is to be payable on the first day of
the month but
no later than the tenth day of the month. In the event the Tenant fails to pay his rent on or before the tenth day of the month, the Tenant agrees to pay a late fee of five (5%) percent of the overdue payment. This late charge will be collectible and/or assessed as additional rent. The late fee will be assessed only to the second late payment of each calendar year, and for any other late payments thereafter in that calendar year.

THE ABOVE LETTING IS UPON THE FOLLOWING
CONDITIONS:

Peaceful Possession

First - 	The Landlord covenants that the Tenant, on paying the
said rental and
performing the covenants and conditions in this Lease contained, shall and may peaceable and quietly have, hold and enjoy the demised promises for the term aforesaid.

Purpose

Second - The Tenant agrees to use the demised premises as a professional office, and any permitted use, and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon. The Landlord hereby agrees that it will not rent other space in the two (2) buildings of the Lincoln Center to any other stock/brokerage and/or investment firm during the term of the Tenant's Lease. The Landlord is responsible for obtaining a Certificate of Occupancy or other approvals required by the municipality at the commencement of the Lease, and represents that the
Tenant's use does not violate municipal ordinances.

Default in Payment of Rent - Abandonment of Premises
Re-entry and Reletting by Landlord - Tenant Liable for
Deficiency
Lien of Landlord to Secure - Performance Attorney's Fees

Third - The Tenant shall, without any previous demand therefore, pay to the
Landlord, or its agent, the said rent at the times and in the manner provided above, and if the same shall remain in default for ten days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, or if the leased premises shall be deserted or vacated without payment of rent, the Landlord or its agents shall have the right by lawful process to enter the said premises.
Except for the above conditions, the landlord agrees that it will only re-enter the premises in the event of an emergency, e.g. a fire, major leak, etc., and that any repair personnel will be accompanied by a member of the Landlord. Such re-entry by the Landlord shall not operate to release the Tenant from any damages as set forth in the next sentence, and/or as provided and allowed by law. For the purpose of reletting, the Landlord shall be authorized to make such repairs and alterations in or to the leased premises as may be reasonably necessary to place the same in good order and condition. The
Tenant shall be
liable to the landlord for the reasonable costs of such repairs or alterations, and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this
Lease, the Landlord may accelerate the entire amount due under the Lease.
Tenant shall not be entitled to any surplus accruing as a result of the reletting.
The Tenant agrees to pay, as additional rent, all reasonable attorney's fees, court costs and other expenses incurred by the Landlord in enforcing any of the obligations under this Lease.

Sub-letting and Assignment

Fourth - The Tenant shall not sub-let the demised premises nor any portion thereof, nor shall this Lease be assigned by the Tenant without the prior written consent of the Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

Fifth - The tenant has examined the demised premises, and accepts them in their present condition* (*THE PARTIES ACKNOWLEDGE
THE
BUILDING WITHIN WHICH THE DEMISES PREMISES IS
LOCATED IS
CURRENTLY UNDER CONSTRUCTION. THUS,
NOTWITHSTANDING
THE AFORESAID, PRIOR TO THE COMMENCEMENT OF
THE LEASE
TERM, TENANT SHALL HAVE THE RIGHT TO INSPECT
SAID
BUILDING TO CONFIRM THAT IT (THE BUILDING
ITSELF, NOT THE
"BUILDOUT" DESIGN) HAS BEEN CONSTRUCTED IN
ACCORDANCE
WITH THE PLANS AND PICTURES PROVIDED AND
REPRESENTATIONS MADE BY THE LANDLORD (THE
PARTIES
RIGHTS REGARDING THE "BUILDOUT' SHALL BE SET
FORTH IN A
SEPARATE AGREEMENT.) (except as otherwise expressly provided herein or as modified by the "build-out" to be performed hereunder) and without any representations on the part of the Landlord or its agent as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition, as may be necessary to keep it in good appearance, excepting normal wear and tear. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any alterations, additions, or improvements to said premises without the prior written consent of the
Landlord, which consent shall not be unreasonably withheld, except as noted herein. It is hereby agreed that the Tenant shall have the right to make all non-structural changes with regard to the Tenant's internal premises, without obtaining the consent of the Landlord. It is hereby understood that, if modifications and/or alterations to the premises are done by the Tenant, pursuant to the Lease, the Tenant shall be responsible to ensure that such changes comply with all governmental al requirements, which include! but are not limited to, the Americans With Disabilities Act ("ADA").
The Landlord
shall be responsible for said compliance for the building, exclusive of any work done by the Tenant. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the
Landlord and shall remain upon and be surrendered with the premises as part thereof at the termination of this Lease, without compensation to the Tenant.
The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash and inflammable material.
Additionally, the Tenant is permitted to install phone lines, phones, security systems and/or computer lines/wires so long as said installations and operations do not materially affect the structure of the demised premises.

Furthermore, the Landlord will agree that, if modifications need to be made to the premises prior to occupancy to comply with any federal, state and/or local law, same shall be made at Landlord's sole cost and expense, other than for modifications necessitated by the use of the Tenant.

Any modifications, alterations, additions and/or improvements to be made to the premises prior to occupancy shall be agreed upon by the Landlord and
Tenant. After the Tenant has occupied the premises, any other modifications, alterations, additions and/or improvements requested by the Tenant shall be done at the Tenant's sole cost and expense.

Mechanics' Liens

Sixth - In the event that any mechanics' lien is filed against the premises as a result of alterations, additions, improvements and/or modifications made by the
Tenant, the Landlord after thirty (30) days' notice to the Tenant, may require the Tenant to bond the lien, in the full amount of the lien amount claimed, and the Tenant shall diligently proceed to contest the validity and/or merits of the lien. The Tenant shall forthwith reimburse the Landlord for the total reasonable expenses incurred by the Landlord in discharging and/or dealing with said mechanics' lien, as additional rent under the Lease.

GLASS

Seventh - The Landlord agrees to replace any and all glass which may become broken-in and on the demised premises, except for glass which is broken as a result of the negligence of the Tenants, its agents, servants and/or invites.

Liability of Landlord

Eighth - The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, except as caused by the acts of its agents, contractors, servants, employees and invitees. The Tenant shall be responsible for all loss, claims and/or damage, to persons or property, on the demised premises which are caused by the Tenant, its agents, servants, invitees and/or employees.

Services and Utilities

Ninth - Utilities and services furnished to the demised premises for the benefit of the Tenant shall be provided and paid for as follows: water by the Landlord;
electricity by the Tenant; Landlord will install and supply the light bulbs; heat by the Tenant; refrigeration by the Tenant; air conditioning by the Tenant.
Landlord is responsible for maintenance and upkeep of all systems.

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason caused by events or occurrences which are beyond the control of the Landlord.

Rights to Inspect and Exhibit

Tenth - On reasonable notice, the Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours with reasonable advance notice and subject to U.S. government security restrictions and in the day, or at night, in emergency situations, to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as shall reasonably be necessary for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective tenants, and may place the usual "To Let" signs thereon during the last ninety (90) days of the term herein. The Landlord agrees to exercise its rights hereunder in a manner so as to cause as little inconvenience and disturbance to Tenant's daily business as possible.

Damage by Fire, Explosion, the Elements or Otherwise

Eleventh - In the event of the destruction, in whole or part of the demised premises or the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof as to the render the premises untenantable or unfit for occupancy, or should the demised premises be so badly injured that '~ the same cannot be repaired within ninety days from the happening of such injury, then and in such case the term hereby created shall cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the
Landlord, and shall pay rent only to the time of such casualty, in which event the Landlord may re-enter and possess the premises thus discharged from this
Lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made, but shall commence immediately after said repairs are completed. If the premises shall be so slightly injured as not to be rendered in whole or in any part untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises. The Tenant shall have the option to accept or reject re-occupation of the premises only if the damage to the premises affects the Tenant's ability to conduct business on the premises. For example, if a small part of the premises is damaged, but that part makes the telephone and/or computer systems inoperable for the time periods set forth above, the Tenant shall have the right to reject the premises.

Observations of Laws, Ordinances, Rules and Regulations

Twelfth - The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal authorities applicable to the Tenant's use of premises. The Landlord agrees to observe and comply with all laws, ordinances, rules and regulations of the federal, state, county and municipal authorities applicable to the demised premises (except to the extent that they are the Tenant's responsibility) and to the building in which the demised premises are located. The Tenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations or the Fire Department
OL' with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from any wrongful act or omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

Signs

Thirteenth - No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner, and of such size, design and color as shall be approved in advance in writing by the
Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Signs will conform to all existing signs. Tenant will be responsible for the cost of all signs and Landlord shall be responsible for erecting signs. The
Landlord agrees that, if the municipality allows an exterior sign to be affixed to the building, the Tenant shall have the exclusive right to have its sign erected thereon, subject to the approval of the municipality.

Subordination to Mortgages and Deeds of Trust

Fourteenth - This Lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, a reasonable instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this Lease to any such mortgage, deed of trust or encumbrance, provided that same also provides for non-disturbance of Tenant by the other party thereto. The Landlord will provide a non-disturbance letter from present lenders, and will use best efforts to obtain a non-disturbance letter from future lenders.


Rules and Regulations of Landlord

Fifteenth - The rules and regulations regarding the demised premises, affixed and/or provided by this Lease, if any, as well as any other and further reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employee, agents and customers.
The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as in its judgment, may from time to time be desirable for the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and ten (10) days' notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this Lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises. The Landlord understands and is aware of the
Tenant's desire that any adoption, modification and/or rescission of any rules and/or regulations not adversely affect its rights as a Tenant.
The Landlord will
use it; best efforts to ensure that this does not arbitrarily occur and/or happen.

Violations of Covenants, Forfeiture of Lease, Re-entry by
Landlord- Non-
Waiver of Breach

Sixteenth - In case of violation by the Tenant of any of the covenants agreements and conditions of this Lease r or of the rules and regulations now or hereafter to be reasonably established by the Landlord, and upon failure to discontinue such violation within thirty (30) calendar days after written notice thereof given to the Tenant, this Lease shall thenceforth, at the option of the
Landlord, become null and void. The Landlord shall have the right to re-enter the premises pursuant to an order and/or Judgment of a court of competent jurisdiction. The rent in such case which shall become due will be apportioned and paid on and up to the day of such re-entry, and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid. No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this Lease null and void and to re-enter upon the demised premises where the said breach or violation continues.

Notices

Seventeenth - All notices and demands, legal and otherwise, incidental to this
Lease, or the occupation of the demised premises, shall be in writing. If the
Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises or to post a copy thereof upon the door to said premises, together with a copy sent to the President of the
Tenant at 80 Main Street, South ^ Orange, New Jersey 07052, or such other address as designated by the Tenant in writing to the Landlord at a later date.
Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

Bankruptcy, Insolvency, Assignment for Benefit of Creditors

Eighteenth - It is further agreed that if at any time during the term of this Lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this Lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of property of the
Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

Holding Over by Tenant

Nineteenth - In the event that the Tenant shall remain in the demised premises after the expiration of the term of this Lease or extension of same without having executed a new written Lease or extension with the Landlord, said holding over shall not constitute a renewal or extension of this Lease. The
Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term, and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this Lease, except as to duration thereof, and in that-event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term.

Eminent Domain, Condemnation

Twentieth - If the property wherein the demised premises are located shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease, at the option of either party, by notice given in writing to the other party, shall terminate. As of the date of this Lease, the
Landlord represents that it has no knowledge, nor has it received any notice, regarding eminent domain proceedings affecting the subject premises.

Security Deposit

Twenty-first - DELETED.

Delivery of Lease

Twenty-second - No rights are to be conferred upon the Tenant until this Lease has been signed by the Landlord, and an executed copy of the Lease has been delivered to the Tenant.

Lease Provisions Not Exclusive

Twenty-third - The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

Lease Binding on Heirs, Successors, Etc.

Twenty-fourth - All of the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective successors and assigns of the parties thereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this Lease by notifying the executor or administrator of the Tenant at the demised premises.

Twenty-fifth - This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of
Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with a National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war. The provisions of this
Paragraph are to be read in conjunction with Paragraph
Eleventh above.

Twenty-sixth - This instrument may not be changed orally.

Indemnification

Twenty-seventh - (a) Tenant agrees that the use of the demised premises by itself its agents, contractors, employees and servants, is at its own risk and hereby releases Landlord and its agents, servants, contractors, and employees from any and all claims and demands of every kind resulting from any accident, damage or injury occurring therein, except as due to Landlord's negligence or willful act.

(b) Landlord shall not be responsible or liable to Tenant or any other party for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying any part of the demised premises or any premises adjacent to or connected directly or indirectly with the demised premises, including but not limited to premises above or below the demised premises or any part of the building of which the demised premises are a part or any persons transacting any business in and/or on the building for any other purpose, or for any loss or damage resulting to Tenant or its property from any burst, stopped or leaking water, gas, sewer sprinkler or steam pipes or plumbing fixtures or by operation or construction of any private, public or quasi-public work, unless same is occasioned by the Landlord's own negligence or willful or intentional act.
Landlord shall be liable for any latent defect in the building of which the demised premises are a part or from any failure of or defect in any electric line, plumbing, roof leak, circuit or facility, with the exception of the Tenant's individual electric system. All property kept, stored or maintained in the demised premises or elsewhere in the building shall be so kept, stored or maintained at the sole risk of Tenant.

(c) Tenant shall hold Landlord, its officers, directors, agents and employees harmless from and defend Landlord against and from any and all claims, liability, damage or loss, and from and against all costs and expenses, including reasonable attorneys' fees in connection therewith, arising out of any injury to or death of any person or damage to or destruction of the demised premises and any other portion of the building, as caused by the Tenant, and except for any cause resulting solely from the negligence or willful act of Landlord, its authorized agents or employees and, if occurring on or about the building, when such injury or damage shall be caused in whole or in part by the act.
neglect, default or omission of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions or any of said persons in or about or concerning the premises, including any failure of Tenant to observe or perform any of its obligations hereunder. The provisions of this paragraph shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination. The Tenant shall not have any obligation to indemnify the Landlord for any injuries, damages and/or claims which arise as a result of the negligence, acts and/or omissions of the Landlord.
Furthermore, the Tenant will not have to indemnify the landlord for any damages and/or loss as a result of any injury or damage occurring on or about any portion of the common area or elsewhere on or about the building, except when such injury loss and/or damage shall be caused by the acts, omissions to act, negligence, gross negligence and/or willful act of the Tenant, its agents, employees or invitees.

Insurance

Twenty-eighth - Tenant covenants to provide, at Tenant's sole cost and expense, on or before the earlier of: (1) the commencement of the date of the term hereof; or (2) Tenant's entering upon the Demised
Premised for the
purpose of doing all or any part of Tenant's work, and to keep in full force and effect during the entire term and so long thereafter as Tenant, or anyone claiming by, through or under Tenant, shall occupy the Demised

Premises, insurance coverage, written by an insurer rated A-1 or better, licensed to do business 1n the State of New Jersey, as follows:

(A) A policy or policies (and Certificate(s) evidencing same) of Comprehensive
Public Liability insurance with broad form contractual and personal injury liability endorsements with respect to the Demised Premises or any appurtenances thereto, and the business carried on therein, on terms approved in writing by Landlord, in which insurance both Tenant and Landlord shall be covered by limits of liability in amounts (not less than $1,000,000.00 for injury or death to any one person and $3,000,000.00 for injury or death to more than one person and $1,000,000.00 with respect to property damage, by water or otherwise for each occurrence) as shall be reasonable satisfactory to Landlord, from time to time. Tenant Sheller prior to occupancy or commencement of
Tenant's work, provide the Landlord Certificates of Insurance evidencing the coverage specified in this paragraph, which certificates shall name as additional insured: Landlord its affiliate and its authorized agent.

(b) All Risk Property Coverage Insurance in an amount adequate to cover both
Landlord and Tenant as to their respective interests therein, for the full cost of replacement of all improvements and betterments, personal property declarations, trade fixtures, furnishings, equipment in the Demised Premises and all contents therein.

(c) All of the aforesaid insurance and any other insurance and any other insurance policies of Tenants shall be considered primary insurance and, except for workers' compensation, shall be issued in the name of Tenant and name as additional insurers and loss payees Landlord and any designees and/or mortgagees of Landlord, and shall be written by one or more reasonable, licensed insurance companies satisfactory to Landlord and in a form satisfactory to Landlord; all such insurance shall contain endorsements providing for at Lease thirty (30) days prior written notice to Landlord of any material change in or cancellation of such policy or coverage; all such insurance policies shall contain a waiver of subrogation in respect of Landlord.

(d) With respect to the Demised Premises and the contents, improvements, and betterments therein, Landlord shall not be liable for any damage by fire or other peril includable in the coverage afforded by the standard form of all risk property coverage insurance (whether or not such coverage is in effect), no matter how caused, it being understood that the Tenant will look solely to
Tenant's insurer for reimbursement.

(e) Upon failure at any time on the part of Tenant to procure and deliver to
Landlord the policy(ies) and certificate(s) of insurance, as hereinabove provided, Landlord may, in its sole discretion, as often as such failure shall occur, procure such insurance and pay the premium therefore, and for any sums paid by Landlord for insurance Landlord shall have all the remedies provided for in this Lease or by Law for the collection of rent. Payment by Landlord of such premium or the carrying by Landlord of any such policy shall not be deemed to waive or release the default of Tenant with respect thereto. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a Default hereunder entitling Landlord to exercise any or all of the remedies as provided in this Lease.

Twenty-nine - The rent will be increased by the lesser of 5% or the Consumer
Price Index (CPI), published by the Bureau of Labor Statistics,
U.S.
Department of Labor, for Northern New Jersey, at the end of each year for the term of the Lease, except as modified herein. The above increase is not computed on the aggregate of the increases but on the rent charged the previous year.

Thirty - The rent shall be increased by the Tenant's pro rata share of any increase in municipal taxes, using the calendar year 1997 as the base year provided that the building is fully assessed by the municipality. If the building is not fully assessed by the municipality, the Tenant shall be responsible for its
Pro rata share of any increase in the municipal taxes, based upon the assessment given by the municipality, whether it is fully or partially assessed.
The Tenant's "pro rata share" is defined as the percentage of the Tenant's square footage relative to the entire square footage of the building.

Thirty-one - Landlord shall be responsible for the maintenance of all common hallways, stairs, landscaping and parking areas, and shall keep same in a clean condition, free from debris, trash refuse, snow and ice.

IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.

Witness:			VINCENT J. RUSSO REALTY
COMPANY,
LANDLORD

/s/ Mason 			By:  /s/ Vincent J. Russo

Witness:			RYAN, BECK & CO., INC.,
TENANT
/s/ Leonard J. Stanley		By: /s/ Allen S. Greene, President